UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21698

The GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

(formerly, The Gabelli Global Gold, Natural Resources & Income Trust)

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO Global Gold, Natural Resources &

Income Trust by Gabelli

Annual Report — December 31, 2011

Caesar Bryan	Barbara G. Marcin, CFA	Vincent Hugonnard-Roche

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio managers’ commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Investment Performance

For the year ended December 31, 2011, the net asset value (“NAV”) total return of the GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (formerly, The Gabelli Global Gold, Natural Resources & Income Trust) (the “Fund”) was (11.0)%, compared with total returns of 5.7% and (20.3)% for the Chicago Board Options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver Index, respectively. The total return for the Fund’s publicly traded shares was (19.0)%. On December 31, 2011, the Fund’s NAV per share was $14.70, while the price of the publicly traded shares closed at $14.11 on the NYSE Amex.

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

Sincerely yours,

February 22, 2012	Bruce N. Alpert President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	3 Year	5 Year	Since Inception (03/31/05)
GAMCO Global Gold, Natural Resources & Income Trust by Gabelli
NAV Total Return (b)	(11.00)%	25.46%	(0.06)%	5.53%
Investment Total Return (c)	(18.98)	14.08	(1.48)	3.98
CBOE S&P 500 Buy/Write Index	5.72	12.11	1.39	3.50
Barclays Capital Government/Corporate Bond Index	8.71	6.59	6.52	5.82
Amex Energy Select Sector Index	3.17	15.09	5.08	9.12
Philadelphia Gold & Silver Index	(20.28)	13.41	4.89	10.21
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Amex Energy Select Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy products. The Barclays Capital Government/Corporate Bond Index is an unmanaged market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. Dividends and interest income are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE Amex and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2011:

Long Positions
Metals and Mining	42.5%
Energy and Energy Services	32.8%
U.S. Government Obligations	24.7%

100.0%

Short Positions
Call Options Written	(1.6)%
Put Options Written	(0.4)%

(2.0)%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to the Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

SCHEDULE OF INVESTMENTS

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 74.1%
	Energy and Energy Services — 32.6%
190,000	Anadarko Petroleum Corp.	$15,257,888	$14,502,700
159,500	Apache Corp.	17,628,718	14,447,510
50,000	Atwood Oceanics Inc.†	1,843,025	1,989,500
436,325	Baker Hughes Inc. (a)	22,826,582	21,222,848
785,000	BG Group plc	16,308,875	16,780,851
135,000	BP plc, ADR (a)	6,340,977	5,769,900
520,000	Cameron International Corp.†	29,806,965	25,578,800
500,000	Canadian Oil Sands Ltd.	11,677,736	11,411,043
1,282,000	Cheniere Energy Inc.†	11,718,340	11,140,580
307,692	Comanche Energy Inc.† (b)(c)(d)	1,849,998	0
100,000	ConocoPhillips (a)	7,268,000	7,287,000
403,800	CVR Energy Inc.†	9,013,684	7,563,174
483,500	Denbury Resources Inc.†	9,049,207	7,300,850
75,000	EOG Resources Inc.	7,587,900	7,388,250
65,000	Galp Energia SGPS SA, Cl. B	1,545,027	957,355
666,600	Halliburton Co. (a)	22,683,091	23,004,366
140,000	Hess Corp.	9,658,768	7,952,000
250,000	Marathon Petroleum Corp.	9,982,933	8,322,500
380,000	Nabors Industries Ltd.†	9,425,381	6,589,200
485,000	National Oilwell Varco Inc.	35,134,259	32,975,150
100,000	Newfield Exploration Co.†	4,078,770	3,773,000
650,000	Nexen Inc.	13,837,135	10,341,500
56,800	Noble Energy Inc.	5,169,130	5,361,352
100,000	Occidental Petroleum Corp.	9,868,885	9,370,000
25,000	Oil States International Inc.†	1,655,111	1,909,250
507,000	Petroleo Brasileiro SA, ADR (a)	19,904,704	12,598,950
200,000	Rowan Companies Inc.† (a)	6,011,157	6,066,000
168,000	Royal Dutch Shell plc, Cl. A	5,872,885	6,185,986
160,000	Schlumberger Ltd.	13,727,520	10,929,600
250,000	Statoil ASA, ADR	6,185,770	6,402,500
739,500	Suncor Energy Inc. (a)	24,445,400	21,319,785
1,000,000	Talisman Energy Inc.	21,173,786	12,750,000
510,000	Total SA, ADR	27,650,772	26,066,100
123,200	Transocean Ltd. (a)	8,317,407	4,729,648
500,000	Valero Energy Corp.	13,193,614	10,525,000
1,235,500	Weatherford International Ltd.† (a)	24,316,953	18,087,720

		462,016,353	398,599,968

	Metals and Mining — 41.5%
719,000	Agnico-Eagle Mines Ltd. (a)	50,854,929	26,114,080
393,000	Anglo American plc	18,728,599	14,519,615
633,500	AngloGold Ashanti Ltd., ADR (a)	25,567,149	26,892,075
439,000	Antofagasta plc	10,302,574	8,283,405
273,750	AuRico Gold Inc.†	2,701,913	2,192,737
750,000	Avocet Mining plc	2,909,088	2,148,947
636,000	Barrick Gold Corp. (a)	26,382,771	28,779,000
177,000	BHP Billiton Ltd., ADR (a)	13,646,512	12,501,510
1,070,000	Centamin plc†	1,932,512	1,396,908
300,000	Compania de Minas Buenaventura SA, ADR	13,136,339	11,502,000
83,000	Detour Gold Corp.†	1,325,850	2,049,031
1,100,000	Duluth Metals Ltd.†	2,601,986	2,256,687
700,000	Eldorado Gold Corp.	10,065,568	9,633,374
400,000	Extorre Gold Mines Ltd.†	3,236,477	2,956,564
250,000	Franco-Nevada Corp.	8,721,989	9,516,564
440,000	Freeport-McMoRan Copper & Gold Inc. (a)	20,326,857	16,187,600
538,500	Fresnillo plc	5,832,997	12,770,057
1,988,400	Gold Fields Ltd., ADR (a)	27,852,564	30,323,100
100,000	Gold Resource Corp.	1,996,037	2,125,000
790,000	Goldcorp Inc. (a)	36,009,693	34,957,500
350,000	Guyana Goldfields Inc.†	2,859,598	2,576,687

Shares		Cost	Market Value

841,600	Harmony Gold Mining Co. Ltd., ADR (a)	$8,837,239	$9,796,224
1,779,700	Hochschild Mining plc	10,118,158	10,662,944
195,000	Hummingbird Resources plc†	510,798	360,371
285,000	IAMGOLD Corp.	4,188,117	4,517,250
433,542	Ivanhoe Mines Ltd.†	9,204,272	7,682,364
200,000	Kingsgate Consolidated Ltd.	2,078,652	1,165,990
1,035,500	Kinross Gold Corp., New York (a)	18,727,249	11,804,700
3,592	Kinross Gold Corp., Toronto	68,647	41,006
250,600	Lundin Mining Corp., OTC† (a)	2,134,634	947,268
1,400,000	Lundin Mining Corp., Toronto†	9,916,584	5,318,282
321,000	MAG Silver Corp.†	2,088,214	2,111,117
375,000	Medusa Mining Ltd.	1,944,849	1,706,794
934,725	Newcrest Mining Ltd. (b)	27,205,104	28,331,515
599,500	Newmont Mining Corp. (a)	34,019,177	35,975,995
165,000	Osisko Mining Corp.†	1,343,879	1,593,718
2,847,511	PanAust Ltd.†	5,693,580	9,319,771
211,300	Peabody Energy Corp. (a)	12,890,871	6,996,143
850,000	Perseus Mining Ltd.† (e)	2,832,874	2,119,264
300,000	Queenston Mining Inc.†	1,628,107	1,451,779
280,000	Randgold Resources Ltd., ADR (a)	24,333,993	28,588,000
385,129	Red 5 Ltd.†	634,004	638,133
698,400	Red 5 Ltd., ASE†	1,107,015	1,157,202
250,000	Rio Tinto plc, ADR (a)	15,068,781	12,230,000
1,800,000	Romarco Minerals Inc.†	1,992,223	1,908,221
112,077	Royal Gold Inc.	5,696,215	7,557,352
500,000	SEMAFO Inc.	3,145,726	3,239,264
1,060,000	Silver Lake Resources Ltd.†	3,200,984	3,263,339
457,015	Vale SA, ADR (a)	13,343,667	9,802,972
207,000	Witwatersrand Consolidated Gold Resources Ltd.†	1,645,433	1,016,723
1,008,305	Xstrata plc	20,209,118	15,314,361
1,400,000	Yamana Gold Inc. (a)	15,914,977	20,566,000

		548,715,143	506,866,503

	TOTAL COMMON STOCKS	1,010,731,496	905,466,471

	CONVERTIBLE PREFERRED STOCKS — 0.2%
	Metals and Mining — 0.2%
10,000	Vale Capital II, 6.750%, Cv. Pfd., Ser. VALE	500,000	599,000
35,000	Vale Capital II, 6.750%, Cv. Pfd., Ser. VALP	1,750,000	2,300,900

	TOTAL CONVERTIBLE PREFERRED STOCKS	2,250,000	2,899,900

	WARRANTS — 0.1%
	Energy and Energy Services — 0.0%
34,091	Comanche Energy Inc., Cl. A, expire 06/18/13† (b)(c)(d)	93,750	0
36,197	Comanche Energy Inc., Cl. B, expire 06/18/13† (b)(c)(d)	93,750	0
82,965	Comanche Energy Inc., Cl. C, expire 06/18/13† (b)(c)(d)	187,501	0

		375,001	0

	Metals and Mining — 0.1%
66,667	Duluth Metals Ltd., expire 01/18/13† (b)	0	0
62,500	Franco-Nevada Corp., expire 03/13/12†	400,744	417,178
87,500	Franco-Nevada Corp., expire 06/16/17†	0	489,571

		400,744	906,749

	TOTAL WARRANTS	775,745	906,749

See accompanying notes to financial statements.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Principal Amount			Cost	Market Value

		CONVERTIBLE CORPORATE BONDS — 0.3%
		Metals and Mining — 0.3%
$2,800,000		Detour Gold Corp., Cv., 5.500%, 11/30/17	$2,800,000	$2,798,796
725,000	(f)	Wesdome Gold Mines Ltd., Deb. Cv., 7.000%, 05/31/12 (b)(d)(e)	686,853	736,564

		TOTAL CONVERTIBLE CORPORATE BONDS	3,486,853	3,535,360

		CORPORATE BONDS — 0.6%
		Energy and Energy Services — 0.2%
4,144,074		Comanche Energy Inc., PIK, 15.500%, 06/13/13† (b)(c)(d)	4,078,958	0
2,000,000		OGX Petroleo e Gas Participacoes SA, 8.500%, 06/01/18 (e)	1,873,530	1,980,000
500,000		Tesoro Corp., 9.750%, 06/01/19	484,140	563,750

			6,436,628	2,543,750

		Metals and Mining — 0.4%
5,000,000		Xstrata Canada Corp., 7.250%, 07/15/12	4,970,220	5,151,325

		TOTAL CORPORATE BONDS	11,406,848	7,695,075

		U.S. GOVERNMENT OBLIGATIONS — 24.7%
301,257,000		U.S. Treasury Bills, 0.000% to 0.080%††, 01/05/12 to 06/14/12 (g)	301,231,573	301,235,653

TOTAL INVESTMENTS — 100.0%			$1,329,882,515	1,221,739,208

CALL OPTIONS WRITTEN (Premiums received $27,472,895)				(19,847,221)

PUT OPTIONS WRITTEN (Premiums received $7,517,984)				(4,519,124)

Other Assets and Liabilities (Net)				8,646,746

PREFERRED STOCK (3,955,687 preferred shares outstanding)				(98,892,175)

NET ASSETS — COMMON STOCK (75,336,449 common shares outstanding)				$1,107,127,434

NET ASSET VALUE PER COMMON SHARE ($1,107,127,434 ÷ 75,336,449 shares outstanding)				$14.70

Number of Contracts			Expiration Date/ Exercise Price

		OPTIONS CONTRACTS WRITTEN (h) — (2.0)%
		Call Options Written — (1.6)%
1,900		Anadarko Petroleum Corp.	Feb. 12/75	969,000
300		Anglo American plc (i)	Mar. 12/2600	320,304
2,335		AngloGold Ashanti Ltd., ADR	Jan. 12/55	9,340
4,000		AngloGold Ashanti Ltd., ADR	Apr. 12/48	510,000
439		Antofagasta plc (i)	Mar. 12/1400	225,834
595		Apache Corp.	Jan. 12/100	24,990
1,000		Apache Corp.	Apr. 12/105	236,000
350		Arch Coal Inc.	Jan. 12/20	350
1,863		Baker Hughes Inc.	Apr. 12/60	198,410
1,500		Baker Hughes Inc.	Apr. 12/65	69,000
1,000		Baker Hughes Inc.	Jul. 12/60	234,500
3,000		Barrick Gold Corp.	Apr. 12/57.50	141,000
460		BG Group plc (i)	Mar. 12/1400	512,564

Number of Contracts		Expiration Date/ Exercise Price	Market Value

325	BG Group plc (i)	Mar. 12/1500	$174,129
1,770	BHP Billiton Ltd., ADR	Jan. 12/70	507,990
1,350	BP plc, ADR	Apr. 12/46	189,000
1,100	Cameron International Corp.	Feb. 12/55	101,750
4,100	Cameron International Corp.	May 12/57.50	738,000
2,000	Canadian Oil Sands Ltd. (j)	Jan. 12/25	23,558
3,000	Canadian Oil Sands Ltd. (j)	Jul. 12/25	434,356
5,000	Cheniere Energy Inc.	Mar. 12/11	200,000
820	Cheniere Energy Inc.	Mar. 12/12	20,500
3,000	Cheniere Energy Inc.	Mar. 12/13	45,000
1,000	ConocoPhillips	Jan. 12/67.50	584,000
4,000	CVR Energy Inc.	Mar. 12/22.50	260,000
1,500	Denbury Resources Inc.	Mar. 12/19	30,000
7,000	Eldorado Gold Corp. (j)	May 12/17	443,190
750	EOG Resources Inc.	Apr. 12/85	1,280,625
900	Franco-Nevada Corp. (j)	Jan. 12/42	9,718
1,600	Franco-Nevada Corp. (j)	Apr. 12/42	188,466
4,400	Freeport-McMoRan Copper & Gold Inc.	Feb. 12/41	347,600
19,000	Gold Fields Ltd, ADR	Feb. 12/17	437,000
1,400	Goldcorp Inc.	Jan. 12/52.50	12,600
700	Goldcorp Inc.	Apr. 12/55	51,800
1,300	Halliburton Co.	Jan. 12/46	2,600
2,500	Halliburton Co.	Apr. 12/45	141,250
1,400	Halliburton Co.	Apr. 12/47	50,400
5,916	Harmony Gold Mining Co. Ltd., ADR	Feb. 12/15	59,160
2,500	Harmony Gold Mining Co. Ltd., ADR	Feb. 12/15.50	5,875
500	Hess Corp.	Jan. 12/65	5,000
400	Hess Corp.	Feb. 12/70	5,600
500	Hess Corp.	May 12/70	58,250
1,400	IAMGOLD Corp.	Jan. 12/20	11,200
2,200	Ivanhoe Mines Ltd.	Mar. 12/26	132,000
614	Kinross Gold Corp.	Jan. 12/20	614
897	Kinross Gold Corp.	Feb. 12/21	2,242
8,506	Lundin Mining Corp. (j)	Jan. 12/6	16,699
8,000	Lundin Mining Corp. (j)	Apr. 12/5	157,055
2,000	Marathon Petroleum Corp.	Jan. 12/40	10,000
500	Marathon Petroleum Corp.	Apr. 12/41	28,560
1,800	Nabors Industries Ltd.	Jan. 12/20	30,600
1,750	National Oilwell Varco Inc.	Jan. 12/67.50	477,750
1,000	National Oilwell Varco Inc.	Feb. 12/75	146,000
2,100	National Oilwell Varco Inc.	May 12/80	552,300
1,000	Newfield Exploration Co.	Jan. 12/45	5,000
5,995	Newmont Mining Corp.	Mar. 12/67.50	557,535
1,000	Nexen Inc.	Mar. 12/18	37,500
568	Noble Energy Inc.	Jan. 12/100	55,380
200	Occidental Petroleum Corp.	Jan. 12/95	46,000
500	Occidental Petroleum Corp.	Jan. 12/100	34,000
300	Occidental Petroleum Corp.	Feb. 12/75	587,250
250	Oil States International Inc.	Mar. 12/85	73,750
2,500	Pan Australian Resources Ltd. (k)	Apr. 12/2.80	1,448,793
1,113	Peabody Energy Corp.	Mar. 12/46	17,808
250	Randgold Resources Ltd., ADR	Jan. 12/120	3,250
500	Randgold Resources Ltd., ADR	Mar. 12/112.50	152,735
1,050	Randgold Resources Ltd., ADR	Mar. 12/115	280,875
1,000	Randgold Resources Ltd., ADR	Jun. 12/115	590,000
2,500	Rio Tinto plc, ADR	Jan. 12/60	30,000
168	Royal Dutch Shell plc (i)	Mar. 12/2300	322,214
1,097	Royal Gold Inc.	Jan. 12/75	38,395

See accompanying notes to financial statements.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Number of Contracts		Expiration Date/ Exercise Price	Market Value

	OPTIONS CONTRACTS WRITTEN (h) — (Continued)
	Call Options Written (Continued)
800	Schlumberger Ltd.	Jan. 12/75	$28,000
800	Schlumberger Ltd.	May 12/75	276,000
2,500	Statoil ASA, ADR	Jan. 12/25	250,000
5,200	Suncor Energy Inc.	Mar. 12/31	613,600
2,500	Talisman Energy Inc.	Apr. 12/15	106,250
5,000	Talisman Energy Inc.	Apr. 12/17	75,000
2,600	Total SA, ADR	Jan. 12/50	546,000
2,500	Total SA, ADR	Feb. 12/57.50	37,500
800	Transocean Ltd.	Feb. 12/60	5,200
432	Transocean Ltd.	Feb. 12/62.50	1,728
1,320	Vale SA, ADR	Jan. 12/25	3,300
1,250	Vale SA, ADR	Feb. 12/26	6,875
2,000	Vale SA, ADR	Mar. 12/30	4,000
5,000	Valero Energy Corp.	Jan. 12/25	45,000
1,855	Weatherford International Ltd.	May 12/16	235,585
4,500	Weatherford International Ltd.	May 12/17	441,000
6,000	Weatherford International Ltd.	May 12/21	174,000
1,008	Xstrata plc (i)	Mar. 12/1100	453,969
14,000	Yamana Gold Inc.	Apr. 12/17	840,000

	TOTAL CALL OPTIONS WRITTEN (Premiums received $27,472,895)		19,847,221

	Put Options Written — (0.4)%
1,000	Agnico-Eagle Mines Ltd.	Feb. 12/37.50	293,000
350	Barrick Gold Corp.	Apr. 12/43	91,000
3,000	Canadian Oil Sands Ltd. (j)	Jan. 12/20	19,141
1,000	Chesapeake Energy Corp.	Jan. 12/20	23,000
1,000	Chesapeake Energy Corp.	Jan. 12/22.50	94,000
3,000	Denbury Resources Inc.	Mar. 12/15	382,500
1,000	Devon Energy Corp.	Apr. 12/55	237,000
300	EOG Resources Inc.	Jan. 12/90	25,500
1,000	FMC Technologies Inc.	Apr. 12/42.50	157,500
6,000	Gold Fields Ltd, ADR	Apr. 12/14	477,000
1,400	Halliburton Co.	Apr. 12/30	260,400
1,800	Harmony Gold Mining Co. Ltd., ADR	Feb. 12/11	90,000
500	Hess Corp.	Jan. 12/47.50	6,000
500	Hess Corp.	Jan. 12/50	12,500
450	Inmet Mining Corp. (j)	Apr. 12/48	50,798
1,100	Ivanhoe Mines Ltd.	Mar. 12/17	280,500
1,100	Ivanhoe Mines Ltd.	Jan. 13/17.50	506,000
3,000	Kinross Gold Corp.	Feb. 12/11	156,000
330	Market Vectors Oil Service ETF	Jan. 12/104.10	72,435
300	Occidental Petroleum Corp.	Jan. 12/80	10,200
1,000	Randgold Resources Ltd., ADR	Mar. 12/95	440,000
800	Range Resource Corp.	Mar. 12/55	218,000
800	Schlumberger Ltd.	Feb. 12/60	94,400
350	Total SA, ADR	Feb. 12/42.50	12,250
1,000	Transocean Ltd.	May 12/40	510,000

	TOTAL PUT OPTIONS WRITTEN (Premiums received $7,517,984)		4,519,124

	TOTAL OPTION CONTRACTS WRITTEN (Premiums received $34,990,879)		$24,366,345

(a)	Securities, or a portion thereof, with a value of $239,691,939 were pledged as collateral for options written.
(b)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At
December 31, 2011, the market value of fair valued securities amounted to $29,068,079 or 2.38% of total investments.
(c)	At December 31, 2011, the Fund held investments in restricted securities amounting to $0 or 0.00% of total investments, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Shares/ Principal Amount	Issuer	Acquisition Date	Acquisition Cost	12/31/11 Carrying Value Per Unit
307,692	Comanche Energy Inc.	06/17/08	$1,849,998	—
34,091	Comanche Energy Inc., Cl. A, Warrants expire 06/18/13	06/17/08	93,750	—
36,197	Comanche Energy Inc., Cl. B, Warrants expire 06/18/13	06/17/08	93,750	—
82,965	Comanche Energy Inc., Cl. C, Warrants expire 06/18/13	06/17/08	187,501	—
$5,205,876	Comanche Energy Inc., PIK, 15.500%, 06/13/13	06/17/08	4,980,876	—

(d)	Illiquid security.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of Rule 144A securities amounted to $4,835,828 or 0.40% of total investments.
(f)	Principal amount denoted in Canadian dollars.
(g)	At December 31, 2011, $93,685,000 of the principal amount was pledged as collateral for options written.
(h)	At December 31, 2011, the Fund had entered into over-the-counter Option Contracts Written with Pershing LLC and Morgan Stanley.
(i)	Exercise price denoted in British Pounds.
(j)	Exercise price denoted in Canadian dollars.
(k)	Exercise price denoted in Australian dollars.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
PIK	Payment-in-kind

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	70.1%	$856,879,879
Europe	14.6	178,484,610
South Africa	5.6	68,028,122
Asia/Pacific	4.9	60,203,518
Latin America	4.8	58,143,079

Total Investments	100.0%	$1,221,739,208

Short Positions
North America	(1.7)%	$(20,429,838)
Europe	(0.2)	(2,384,613)
Asia/Pacific	(0.1)	(1,448,794)
South Africa	(0.0)	(68,500)
Latin America	(0.0)	(34,600)

Total Investments	(2.0)%	$(24,366,345)

See accompanying notes to financial statements.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets:
Investments, at value (cost $1,329,882,515)	$1,221,739,208
Foreign currency, at value (cost $479,109)	481,545
Deposit at brokers	946,004
Receivable for investments sold	7,800,961
Dividends and interest receivable	1,123,784
Deferred offering expense	30,998

Total Assets	1,232,122,500

Liabilities:
Call options written (premiums received $27,472,895)	19,847,221
Put options written (premiums received $7,517,984)	4,519,124
Payable to custodian	113,627
Payable for investments purchased	2,660
Distributions payable	90,995
Payable for investment advisory fees	1,035,756
Payable for payroll expenses	107,113
Payable for accounting fees	3,750
Other accrued expenses	382,645

Total Liabilities	26,102,891

Preferred Shares:
Series A Cumulative Preferred Shares (6.625%, $25 liquidation value, $0.001 par value, 4,000,000 shares authorized with 3,955,687 shares issued and outstanding)	98,892,175

Net Assets Attributable to Common Shareholders	$1,107,127,434

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,228,546,852
Accumulated distributions in excess of net investment income	(8,778,704)
Accumulated net realized loss on investments, written options, and foreign currency transactions	(15,124,273)
Net unrealized depreciation on investments	(108,143,307)
Net unrealized appreciation on written options	10,624,534
Net unrealized appreciation on foreign currency translations	2,332

Net Assets	$1,107,127,434

Net Asset Value per Common Share:
($1,107,127,434 ÷ 75,336,449 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$14.70

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $753,422)	$14,578,003
Interest	957,142

Total Investment Income	15,535,145

Expenses:
Investment advisory fees	11,856,471
Shareholder communications expenses	490,315
Offering expense for issuance of common shares	336,311
Payroll expenses	292,871
Legal and audit fees	276,928
Trustees’ fees	190,988
Custodian fees	124,346
Accounting fees	45,000
Shareholder services fees	23,766
Interest expense	4,486
Miscellaneous expenses	124,833

Total Expenses	13,766,315

Net Investment Income	1,768,830

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized gain on investments	66,251,733
Net realized gain on written options	44,822,488
Net realized loss on foreign currency transactions	(56,694)

Net realized gain on investments, written options, and foreign currency transactions	111,017,527

Net change in unrealized appreciation/depreciation:
on investments	(267,298,738)
on written options	27,322,420
on foreign currency translations	(53,577)

Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	(240,029,895)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	(129,012,368)

Net Decrease in Net Assets Resulting from Operations	(127,243,538)

Total Distributions to Preferred Shareholders	(6,551,607)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(133,795,145)

See accompanying notes to financial statements.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment income	$1,768,830	$2,958,576
Net realized gain on investments, securities sold short, written options, and foreign currency transactions	111,017,527	61,307,700
Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	(240,029,895)	130,138,278

Net Increase/(Decrease) in Net Assets Resulting from Operations	(127,243,538)	194,404,554

Distributions to Preferred Shareholders:
Net investment income	(361,340)	(1,205,775)
Net realized short-term gain	(4,995,736)	(4,284,486)
Net realized long-term gain	(1,194,531)	(1,079,545)

Total Distributions to Preferred Shareholders	(6,551,607)	(6,569,806)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(133,795,145)	187,834,748

Distributions to Common Shareholders:
Net investment income	(5,809,261)	(13,539,912)
Net realized short-term gain	(80,316,354)	(48,111,445)
Net realized long-term gain	(19,204,452)	(12,122,449)
Return of capital	(3,369,928)	—

Total Distributions to Common Shareholders	(108,699,995)	(73,773,806)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	317,451,924	375,431,472
Net increase in net assets from common shares issued upon reinvestment of distributions	11,816,926	9,706,848

Net Increase in Net Assets from Fund Share Transactions	329,268,850	385,138,320

Net Increase in Net Assets Attributable to Common Shareholders	86,773,710	499,199,262

Net Assets Attributable to Common Shareholders:
Beginning of period	1,020,353,724	521,154,462

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,107,127,434	$1,020,353,724

See accompanying notes to financial statements.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2011		2010	2009	2008	2007
Operating Performance:
Net asset value, beginning of period	$18.25		$15.91	$10.39	$29.48	$24.10

Net investment income/(loss)	0.11		0.17	0.12	0.10	(0.02)
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, written options, and foreign currency transactions	(2.00)		3.61	7.06	(17.18)	7.61

Total from investment operations	(1.89)		3.78	7.18	(17.08)	7.59

Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)(d)	(0.03)	(0.11)	(0.08)	(0.01)
Net realized gain	(0.10)		(0.12)	(0.18)	(0.28)	(0.07)

Total distributions to preferred shareholders	(0.10)		(0.15)	(0.29)	(0.36)	(0.08)

Distributions to Common Shareholders:
Net investment income	(0.09)		(0.31)	(0.26)	(0.13)	(0.15)
Net realized gain	(1.54)		(1.37)	(0.45)	(0.48)	(1.78)
Return of capital	(0.05)		—	(0.97)	(1.07)	—

Total distributions to common shareholders	(1.68)		(1.68)	(1.68)	(1.68)	(1.93)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.12		0.39	0.31	0.01	0.00 (d)
Increase in net asset value from repurchases of preferred shares	—		—	0.00 (d)	0.01	—
Offering costs for preferred shares charged to paid-in capital	—		—	—	0.01	(0.20)

Total fund share transactions	0.12		0.39	0.31	0.03	(0.20)

Net Asset Value, End of Period	$14.70		$18.25	$15.91	$10.39	$29.48

NAV total return †	(11.00)%		27.25%	74.36%	(61.59)%	31.47%

Market value, end of period	$14.11		$19.27	$16.34	$13.10	$29.15

Investment total return ††	(18.98)%		30.77%	40.14%	(50.94)%	27.40%

See accompanying notes to financial statements.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$1,206,020	$1,119,246	$620,047	$289,046	$633,253
Net assets attributable to common shares, end of period (in 000’s)	$1,107,127	$1,020,354	$521,155	$190,109	$533,253
Ratio of net investment income/(loss) to average net assets attributable to common shares	0.16%	0.41%	1.44%	0.39%	(0.09)%
Ratio of operating expenses to average net assets attributable to common shares (b)	1.27%	1.33%	1.78%	1.69%	1.45%
Ratio of operating expenses to average net assets including liquidation value of preferred shares (b)	1.16%	1.17%	1.35%	1.37%	1.39%
Portfolio turnover rate †††	66.4%	51.5%	61.0%	41.5%	71.3%
Preferred Shares:
6.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$98,892	$98,892	$98,892	$98,937	$100,000
Total shares outstanding (in 000’s)	3,956	3,956	3,956	3,957	4,000
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$26.10	$26.01	$24.60	$24.10	$24.16
Asset coverage per share	$304.88	$282.95	$156.75	$73.04	$158.31
Asset coverage	1,220%	1,132%	627%	292%	633%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 would have been 77.7%.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	The Fund incurred interest expense during the years ended December 31, 2008 and 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common shares would have been 1.54% and 1.33%, respectively, and for 2008 and 2007, the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.25% and 1.27%, respectively. For the years ended December 31, 2011, 2010, and 2009, the effect of interest expense was minimal.
(c)	Based on weekly prices.
(d)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS

1.  Organization.  Effective December 1, 2011, The Gabelli Global Gold, Natural Resources & Income Trust changed its name to GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the “Fund”). The Fund is a non-diversified closed-end management investment company organized as a Delaware statutory trust on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on March 31, 2005.

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. Under normal market conditions, the Fund will attempt to achieve its objectives by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in “gold related” activities (“Gold Companies”). In addition, the Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). The Fund may invest in the securities of companies located anywhere in the world.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Other Significant Unobservable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Energy Services	$398,599,968	—	$0	$398,599,968
Metals and Mining	478,534,988	$28,331,515	—	506,866,503
Total Common Stocks	877,134,956	28,331,515	0	905,466,471
Convertible Preferred Stocks (a)	2,899,900	—	—	2,899,900
Warrants:
Energy and Energy Services	—	—	0	0
Metals and Mining	906,749	—	0	906,749
Total Warrants	906,749	—	0	906,749
Convertible Corporate Bonds (a)	—	2,798,796	736,564	3,535,360
Corporate Bonds (a)	—	7,695,075	0	7,695,075
U.S. Government Obligations	—	301,235,653	—	301,235,653
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$880,941,605	$340,061,039	$736,564	$1,221,739,208
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(10,324,865)	$(9,522,356)	—	$(19,847,221)
Put Options Written	(2,603,274)	(1,915,850)	—	(4,519,124)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(12,928,139)	$(11,438,206)	—	$(24,366,345)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3	Balance as of 12/31/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Energy Services	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Warrants:
Energy and Energy Services	0	—	—	—	—	—	—	—	0	—
Metals and Mining	—	—	—	—	0	—	—	—	0	—
Convertible Corporate Bonds	3,419,897	(605)	—	(43,028)	—	—	—	(2,639,700)	736,564	(43,028)
Corporate Bonds	43,047	45,099	—	(822,559)	734,413	—	—	—	0	(822,559)
TOTAL INVESTMENTS IN SECURITIES	$3,462,944	$44,494	$—	$(865,587)	$734,413	$—	$—	$(2,639,700)	$736,564	$(865,587)

†	Net change in unrealized appreciation/depreciation on investments is included in the Statement of Operations.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS (Continued)

of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended December 31, 2011, the Fund held no investments in equity contract for difference swap agreements.

Options.  The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2011 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the year ended December 31, 2011 had an average monthly premium amount of approximately $46,007,425. Please refer to Note 4 for option activity during the year ended December 31, 2011.

As of December 31, 2011, the value of equity option positions can be found in the Statement of Assets and Liabilities under Liabilities, Call options written and Put options written. For the year ended December 31, 2011, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, Net realized gain on written options and Net change in unrealized appreciation/depreciation on written options.

Securities Sold Short.  The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2011, there were no short sales outstanding.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to disallowed expenses related to shelf offering expense, the tax treatment of currency gains and losses, reclassifications of gains on investments in passive foreign investment companies, and mark-to-market adjustments on the sale of a security no longer deemed a passive foreign investment company. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease accumulated distributions in excess of net investment income by $6,924,628 and to increase accumulated net realized loss on investments, written options, and foreign currency transactions by $6,588,318, with an offsetting adjustment to paid-in capital.

Distributions to shareholders of the Fund’s 6.625% Series A Cumulative Preferred Shares are accrued on a daily basis.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the year ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$86,125,615	$5,357,076	$61,651,357	$5,490,261
Net long-term capital gains	19,204,452	1,194,531	12,122,449	1,079,545
Return of capital	3,369,928	—	—	—

Total distributions paid	$108,699,995	$6,551,607	$73,773,806	$6,569,806

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, written options, and foreign currency translations	$(115,853,119)
Qualified late year loss deferral*	(3,224,719)
Other temporary differences**	(2,341,580)

Total	$(121,419,418)

*	Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2011, the Fund elected to defer $3,224,719 of late year ordinary losses.
**	Other temporary differences are primarily due to outstanding straddle losses and adjustments on distributions payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized appreciation/depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and mark-to-market adjustments on the sale of a security no longer deemed a passive foreign investment company.

The following summarizes the tax cost of investments, written options, and the related net unrealized appreciation/depreciation at December 31, 2011:

	Cost/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Investments	$1,348,219,195	$38,135,558	$(164,615,545)	$(126,479,987)
Written options	(34,990,879)	15,065,188	(4,440,654)	10,624,534

	$1,313,228,316	$53,200,746	$(169,056,199)	$(115,855,453)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS (Continued)

shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2011, the Fund paid or accrued $292,871 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $798,923,506 and $720,484,769, respectively.

Written options activity for the Fund for the year ended December 31, 2011 was as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2010	248,423	$41,187,943
Stock splits on options	(7,500)	—
Options written	1,202,155	186,050,075
Options repurchased	(767,669)	(126,598,102)
Options expired	(338,267)	(49,601,067)
Options exercised	(95,766)	(16,047,970)

Options outstanding at December 31, 2011	241,376	$34,990,879

5.  Capital.  The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2011 and 2010, the Fund did not repurchase any shares of beneficial interest.

The Fund filed a third $750,000,000 shelf offering with the SEC that was effective February 3, 2011, enabling the Fund to offer additional common and preferred shares. The Fund filed a second $350,000,000 shelf offering with the SEC that was effective February 10, 2010, enabling the Fund to offer additional common and preferred shares. The first $350,000,000 shelf offering became effective September 24, 2007. This shelf offering also gave the Fund the ability to offer additional common and preferred shares.

On October 16, 2007, the Fund completed the placement of $100 million of Cumulative Preferred Shares (“Preferred Shares”). The Fund received net proceeds of $96,450,000 (after underwriting discounts of $3,150,000 and offering expenses of $400,000) from the public offering of 4,000,000 shares of 6.625% Series A Cumulative Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the 6.625% Series A Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

NOTES TO FINANCIAL STATEMENTS (Continued)

Commencing October 16, 2012, and at any time thereafter, the Fund, at its option, may redeem the Preferred Shares in whole or in part at the redemption price. The Board has authorized the repurchase of the Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2011, the Fund did not repurchase any shares of 6.625% Series A Cumulative Preferred Shares. At December 31, 2011, 3,955,687 Preferred Shares were outstanding and accrued dividends amounted to $90,995.

The following table summarizes the data relating to “at the market” offering of the Fund’s common shares:

Year	Shares Issued	Net Proceeds	Sales Manager Commissions	Offering Expenses	Net Proceeds in Excess of NAV
2011	18,712,456	$317,451,924	$3,206,585	$336,311	$7,892,843
2010	22,553,236	375,431,472	3,792,237	216,336	15,753,426

As of December 31, 2011, after considering the issuance of the preferred and common shares, the Fund has approximately $438 million available for issuance under the shelf offering.

Transactions in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares issued pursuant to shelf offerings	18,712,456	$317,451,924	22,553,236	$375,431,472
Net increase from shares issued upon reinvestment of distributions	712,143	11,816,926	597,353	9,706,848

Total	19,424,599	$329,268,850	23,150,589	$385,138,320

6.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

The GAMCO Global Gold, Natural Resources & Income Trust by Gabelli:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The GAMCO Global Gold, Natural Resources & Income Trust by Gabelli, formerly the Gabelli Global Gold, Natural Resources & Income Trust (hereafter referred to as the “Trust”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 28, 2012

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

ADDITIONAL FUND INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Global Gold, Natural Resources & Income Trust by Gabelli at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEE:
Salvatore M. Salibello[3] Trustee Age: 66	Since 2005*	3	Certified Public Accountant and Managing Partner of the public accounting firm Salibello & Broder LLP since 1978	Director of Kid Brands, Inc. (group of companies in infant and juvenile products) and until September 2007, Director of Brooklyn Federal Bank Corp., Inc. (independent community bank)

INDEPENDENT TRUSTEES[5]:
Anthony J. Colavita Trustee Age: 76	Since 2005***	35	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn Trustee Age: 73	Since 2005*	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006
Mario d’Urso Trustee Age: 71	Since 2005**	5	Chairman of Mittel Capital Markets S.p.A., since 2001; Senator in the Italian Parliament (1996-2001)	—
Vincent D. Enright Trustee Age: 68	Since 2005**	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of LGL Group, Inc. and until September 2006, Director of Aphton Corporation (pharmaceuticals)
Frank J. Fahrenkopf, Jr. Trustee Age: 72	Since 2005***	7	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)
Michael J. Melarkey Trustee Age: 62	Since 2005**	5	Partner in the law firm of Avansino, Melarkey, Knobel & Mulligan	Director of Southwest Gas Corporation (natural gas utility)
Anthonie C. van Ekris Trustee Age: 77	Since 2005*	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005
Salvatore J. Zizza Trustee Age: 66	Since 2005***	29

Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)

Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Acting Chief Compliance Officer Age: 60	Since 2005 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 - 2010; President of Teton Advisors, Inc. 1998 - 2008; Senior Vice President of GAMCO Investors, Inc. since 2008.
Agnes Mullady Treasurer and Secretary Age: 53	Since 2006

President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Carter W. Austin Vice President Age: 45	Since 2005	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996
Molly A.F. Marion Vice President and Ombudsman Age: 57	Since 2005	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex
Laurissa M. Martire Vice President and Ombudsman Age: 35	Since 2010	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex
David I. Schachter Vice President Age: 58	Since 2011	Vice President of the Fund since 2007; Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds Complex; Vice President of Gabelli & Company, Inc. since 1999

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	– Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3	“Interested person” of the Fund as defined in the 1940 Act. Mr. Salibello is an “interested person” as a result of a family member’s affiliation with the Adviser and as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.
4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
5	Trustees who are not interested persons are considered “Independent” Trustees.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 15, 2011, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the Securities and Exchange Commission on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Annual Meeting of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli shareholders will be held on Monday, May 14, 2012 at the Greenwich Library in Greenwich, Connecticut.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

INCOME TAX INFORMATION (Unaudited)

December 31, 2011

Cash Dividends and Distributions

Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long-Term Capital Gains (a)	Return of Capital (b)	Dividend Reinvestment Price
Common Stock
01/24/11	01/14/11	$0.14000	$0.13520	$0.00140	$0.00340	$17.9800
02/18/11	02/11/11	0.14000	0.13660	—	0.00340	17.8500
03/24/11	03/17/11	0.14000	0.13660	—	0.00340	17.4200
04/21/11	04/14/11	0.14000	0.13660	—	0.00340	18.2100
05/23/11	05/16/11	0.14000	0.13660	—	0.00340	17.2400
06/23/11	06/16/11	0.14000	0.13660	—	0.00340	17.0500
07/22/11	07/15/11	0.14000	0.13660	—	0.00340	17.5800
08/24/11	08/17/11	0.14000	0.13660	—	0.00340	16.7000
09/23/11	09/16/11	0.14000	0.13660	—	0.00340	16.0800
10/24/11	10/17/11	0.14000	0.13660	—	0.00340	14.9200
11/22/11	11/15/11	0.14000	0.00670	0.12990	0.00340	15.6700
12/16/11	12/13/11	0.14000	0.00670	0.12990	0.00340	15.3700

		$1.68000	$1.37800	$0.26120	$0.04080
6.625% Series A Cumulative Preferred Shares

03/28/11	03/21/11	$0.41406	$0.41283	$0.00123
06/27/11	06/20/11	0.41406	0.41406	—
09/26/11	09/19/11	0.41406	0.41406	—
12/27/11	12/19/11	0.41406	0.11536	0.29870

		$1.65625	$1.35632	$0.29993

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2011 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long-term gain distributions for the fiscal year ended December 31, 2011 were $20,398,983, or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2011, the Fund paid to common and 6.625% Series A Cumulative Preferred shareholders ordinary income dividends of $1.37800 and $1.35632 per share, respectively. For 2011, 0.05% of the ordinary dividend qualified for the dividend received deduction available to corporations, 1.82% of the ordinary income distribution was deemed qualified dividend income, and 32.85% of ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2011 derived from U.S. Government securities was 0.10%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2011. The percentage of U.S. Government securities held as of December 31, 2011 was 24.66%.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

INCOME TAX INFORMATION (Continued) (Unaudited)

December 31, 2011

Historical Distribution Summary

	Investment Income (c)	Short-Term Capital Gains (c)	Long-Term Capital Gains	Return of Capital (b)	Total Distributions (a)	Adjustment to Cost Basis
Common Stock
2011	$0.09570	$1.28230	$0.26120	$0.04080	$1.68000	$0.04080
2010	0.34100	1.11480	0.22420	—	1.68000	—
2009	0.25914	0.28117	0.12228	1.01741	1.68000	1.01741
2008	0.11760	—	0.39240	1.17000	1.68000	1.17000
2007	0.14980	0.98430	0.79590	—	1.93000	—
2006	—	1.45430	0.28570	—	1.74000	—
2005	0.08460	1.07540	—	—	1.16000	—
6.625% Series A Cumulative Preferred Shares
2011	$0.09204	$1.26428	$0.29993	—	$1.65625	—
2010	0.32400	1.06004	0.27222	—	1.65625	—
2009	0.60224	0.65354	0.40047	—	1.65625	—
2008	0.38281	—	1.27344	—	1.65625	—
2007	0.01987	0.09151	0.21527	—	0.32665	—

(a)	Total amounts may differ due to rounding.
(b)	Non-taxable.
(c)	Taxable as ordinary income for Federal tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Fund intends to generate current income from short-term gains primarily through its strategy of writing (selling) covered call options on the equity securities in its portfolio. Because of its primary strategy the Fund forgoes the opportunity to participate fully in the appreciation of the underlying equity security above the exercise price of the option. It also is subject to the risk of depreciation of the underlying equity security in excess of the premium received.

TRUSTEES AND OFFICERS

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

One Corporate Center, Rye, NY 10580-1422

Trustees

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Mario d’Urso

Former Italian Senator

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Salvatore M. Salibello

Certified Public Accountant,

Salibello & Broder, LLP

Anthonie C. van Ekris

Chairman, BALMAC International, Inc.

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President and Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

American Stock Transfer and Trust Company

Stock Exchange Listing

	Common	6.625% Preferred
NYSE Amex–Symbol:	GGN	GGN PrA
Shares Outstanding:	75,336,449	3,955,687

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGNX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)
Fax: 914-921-5118 Internet: www.gabelli.com
e-mail: closedend@gabelli.com

GGN Q4/2011

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $47,803 for 2010 and $47,803 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $22,769 for 2010 and $28,769 for 2011.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,750 for 2010 and $64,750 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2010 and $0 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf, Jr., and Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

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recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

2

provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Legal Department

- Proxy Department

- Investment professional assigned to the account

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In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”)—Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

4

proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

5

sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

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Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans

13

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

A portfolio team manages The GAMCO Global Gold, Natural Resources & Income Trust by Gabelli, (the Fund). The individuals listed below are those who are primarily responsible for the day-to-day management of the Fund.

Caesar M. P. Bryan serves as the Gold Companies Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Gold Companies portion of the Fund’s portfolio. Mr. Bryan is a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc. (a wholly owned subsidiary of GAMCO Investors, Inc.) since 1994.

Barbara G. Marcin serves as a Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Natural Resources Companies portion of the Fund’s portfolio. Ms. Marcin joined GAMCO Investors, Inc. in 1999 as a Vice President and Portfolio Manager to manage larger capitalization value style portfolios.

Vincent Hugonnard-Roche serves as a Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the covered call portion of the Fund’s portfolio. Mr. Roche joined GAMCO Investors, Inc. in 2000 as Director of Quantitative Strategies and Head of Risk Management.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2011. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Caesar M.P. Bryan	Registered Investment Companies:	5	878.8M	0	0
	Other Pooled Investment Vehicles:	2	3.5M	2	3.5M
	Other Accounts:	15	65.7M	0	0

2. Barbara G. Marcin	Registered Investment Companies:	3	1.9B	1	1.9B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	47	154.3M	0	0

3. Vincent Hugonnard-Roche	Registered Investment Companies:	1	310.6M	0	0
	Other Pooled Investment Vehicles:	1	27.4M	0	0
	Other Accounts:	2	248.1K	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OF THE ADVISER

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Caesar M. P. Bryan, Barbara G. Marcin, and Vincent Hugonnard-Roche owned $1-$10,000, $100,001 to $500,000 and $0, respectively, of shares of the Trust as of December 31, 2011.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 07/01/11 through 07/31/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 66,500,817 Preferred Series A – 3,955,687

Month #2 08/01/11 through 08/31/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 68,404,299 Preferred Series A – 3,955,687

Month #3 09/01/11 through 09/31/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 69,969,179 Preferred Series A – 3,955,687

Month #4 10/01/11 through 10/31/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 71,952,907 Preferred Series A – 3,955,687

Month #5 11/01/11 through 11/30/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 74,000,263 Preferred Series A – 3,955,687

Month #6 12/01/11 through 12/31/11	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common - 75,336,449 Preferred Series A – 3,955,687

Total	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (formerly, The Gabelli Global Gold, Natural Resources & Income Trust)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/12

*	Print the name and title of each signing officer under his or her signature.